UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2019

MATEON THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21990	13-3679168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road Suite 107

Agoura Hills, CA 91301

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (605) 635-7000

N/A

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On November 12, 2019, Mateon Therapeutics, Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the Company’s acquisition of PointR Data, Inc. (“PointR”), a Delaware corporation, and related matters. This Amendment No. 1 on Form 8-K/A is being filed by the Company to supplement the original Form 8-K to include the financial statements and pro forma financial information required by Item 9.01 of form 8-K.

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Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Audited financial statements for PointR as of and for the years ended December 31, 2018 and 2017, including any related notes thereto, are filed as Exhibit 99.1 to this Current Report and are incorporated by reference herein.

(b)	Unaudited pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2019 of the Company and PointR, the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 and related notes thereto, are filed as Exhibit 99.2 to this Current Report and are incorporated by reference herein.

(c)	Exhibits.

Exhibit Number	Description	Incorporated by Reference

23.1	Consent of Squar Milner LLP	Filed herewith

23.2	Consent of Chugh CPAs LLP	Filed herewith

99.1	Audited financial statements for PointR Data, Inc. as of and for the years ended December 31, 2018 and 2017 and related notes thereto	Filed herewith

99.2	Unaudited pro forma unaudited condensed combined balance sheet as of September 30, 2019 of the Company and PointR, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2018 and for the nine months ended September 30, 2019 and related notes thereto	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2020	MATEON THERAPEUTICS, INC.

	By:	/s/ Vuong Trieu
	Name:	Vuong Trieu
	Title:	Chief Executive Officer

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